EXHIBIT 10.7

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES INTO WHICH THE SECURITIES REPRESENTED HEREBY ARE CONVERTIBLE HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE AND FOREIGN SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THIS SECURITY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

WARRANT CERTIFICATE

REVENUE.COM CORPORATION

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID AT THE TIME OF EXPIRY (AS DEFINED HEREIN).

Warrant Certificate No.: FWC-04-29-2014- Number of Warrants: 	Right to Purchase  Shares of Common Stock

This is to certify that, for value received, [NAME OF HOLDER] of [ADDRESS OF HOLDER] (the “Holder”), is the registered holder of [AMOUNT] () common share purchase warrants (each, a “Warrant”) of REVENUE.COM CORPORATION (the “Company”).  Each Warrant will entitle the Holder, upon and subject to the terms and conditions attached to this certificate or any replacement certificate (in either case the “Warrant Certificate”) as Appendix “A” (the “Terms and Conditions”), to acquire from the Company one fully paid and non-assessable common share in the capital of the Company (each, a “Warrant Share”) at a price of $0.125 per Share at any time prior to 5:00 p.m. (Pacific time) on April 30, 2016 (the “Time of Expiry”)

1.

One (1) Warrant and the Exercise Price (as defined herein) are required to purchase one (1) Warrant Share.  This Warrant Certificate represents [AMOUNT] () Warrants.

2.

These Warrants are issued subject to the Terms and Conditions, and the Holder may exercise the right to purchase Warrant Shares only in accordance with the Terms and Conditions.

3.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder, or any other person, to subscribe for or purchase any Warrant Shares at any time subsequent to the Time of Expiry, and, from and after such time, these Warrants and all rights under this Warrant Certificate will be void and of no value.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed this 29th day of April 2014.

REVENUE.COM CORPORATION

Per:

/s/ Paul Dillman

Authorized Signatory

APPENDIX “A”

TERMS AND CONDITIONS

1.

INTERPRETATION

1.1

Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)

“Business Day” means any day of the year other than Saturday, Sunday or any day on which banks are required or authorized to close in the State of Nevada;

(b)

“Company” means Revenue.com Corporation, until a successor corporation will have become such as a result of a Reorganization, and, thereafter, “Company” will mean such successor corporation;

(c)

“Exercise Price” means $0.125 per Warrant Share, subject to adjustment as provided in Section 4.6;

(d)

“Exercise Date” has the meaning given to such term in Section 4.2(a);

(e)

“Holder” means the holder of the Warrants;

(f)

“person” means a natural person, corporation, limited liability corporation, unlimited liability corporation, joint stock corporation, partnership, limited partnership, limited liability partnership,  trust, trustee, any unincorporated organization, joint venture or any other entity;

(g)

“Reorganization” has the meaning given to such term in Section 4.6(a)(ii);

(h)

“Shares” means the shares of common stock in the capital of the Company as constituted at the date hereof and any Shares resulting from any subdivision or consolidation of the Shares;

(i)

“Subscription Form” has the meaning given to such term in Section 4.1(a);

(j)

“Time of Expiry” means 5:00 pm (Pacific Time) on April 30, 2016;

(k)

“Warrant Certificate” means the Warrant Certificate attached to these Terms and Conditions;

(l)

“Warrants” means the common share purchase warrants of the Company represented by the Warrant Certificate; and

(m)

“Warrant Shares” means the Shares issuable upon exercise of the Warrants.

1.2

Gender

Words importing the singular number include the plural and vice versa, and words importing the masculine gender include the feminine and neuter genders.

1.3

Interpretation not affected by Headings

The division of these Terms and Conditions into sections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4

Applicable Law

The Warrants will be exclusively construed in accordance with the laws of the Province of British Columbia. The Warrant Certificate and these Terms and Conditions are governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Holder irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia.

1.5

Currency

Unless otherwise provided, all dollar amounts referred to in the Warrant Certificate and these Terms and Conditions are in lawful money of the United States of America.

2.

ISSUE OF WARRANTS

2.1

Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase Shares.

2.2

Warrants to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase Shares from time to time issued or granted by the Company will rank pari passu, whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3

Replacement of Lost or Damaged Warrant Certificate

(a)

If the Warrant Certificate becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for, in place of, and upon cancellation of, such mutilated Warrant Certificate, or in lieu of, and in substitution for, such lost, destroyed or stolen Warrant Certificate.

(b)

The applicant for the issue of a new Warrant Certificate pursuant hereto will bear the cost of such issue and, in case of loss, destruction or theft, will furnish to the Company such evidence of ownership and of loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its discretion. Such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4

Holder Not a Shareholder

The holding of the Warrant Certificate will not constitute the Holder a shareholder of the Company, nor entitle it to any right or interest in respect thereof except as expressly provided in the Warrant Certificate.

3.

NOTICE

3.1

Notice to Holders

Any notice required or permitted to be given to the Holder will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Warrant Certificate or to such other address as the Holder may specify by notice in writing to the Company to the address set forth in Section 3.2, and any such notice will be deemed to have been given and received by the Holder: (i) if mailed, on the third Business Day following the mailing thereof; (ii) if by facsimile or other electronic communication, on successful transmission; or (iii) if delivered, on delivery, but if at the time of mailing, or between the time of mailing and the third Business Day thereafter, there is a strike, lockout or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2

Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder to the address of the Holder appearing on the Warrant Certificate, and any such notice will be deemed to have been given and received by the Company: (i) if mailed, on the third Business Day following the mailing thereof; (ii) if by facsimile or other electronic communication, on successful transmission; or (iii) if delivered, on delivery, but if at the time of mailing, or between the time of mailing and the third Business Day thereafter, there is a strike, lockout or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

Notices to the Company will be delivered to:

Revenue.com Corporation

4213 Manitou Way

Madison, Wisconsin, USA 53711

Attn:

Paul Dillman

Email:

paul@dillman.biz

with a copy (which will not constitute notice) to:

Clark Wilson LLP

Barristers and Solicitors

800 – 885 West Georgia Street

Vancouver, BC  V6C 3H1

Attn:

Virgil Hlus

Fax:

604.687.6314

4.

EXERCISE OF WARRANTS

4.1

Method of Exercise of Warrants

The Holder may exercise its right to purchase the Warrant Shares at the Exercise Price at any time until the Time of Expiry by:

(a)

providing the Company with the Warrant Certificate and a completed and executed subscription form, in the form attached as Appendix “B” hereto (the “Subscription Form”), for the number of Warrant Shares which the Holder wishes to purchase;

(b)

surrendering the Warrant Certificate and the Subscription Form to the Company at the address set forth in Section 3.2; and

(c)

paying the appropriate Exercise Price, in Canadian funds, for the number of Warrant Shares subscribed for, either by bank draft, certified cheque or money order, payable to the Company, and delivering such payment to the Company at the address set forth in Section 3.2.  Alternatively, the Exercise Price may be wired to the Company or its lawyers pursuant to wiring instructions that will be provided to the Holder upon request.

4.2

Effect of Exercise of Warrants

(a)

On the date the Company receives a duly executed Subscription Form and the Exercise Price for the number of Warrant Shares specified in the Subscription Form (the “Exercise Date”), the Warrant Shares so subscribed for will be deemed to have been issued and the persons to whom such Warrant Shares have been deemed to be issued will be deemed to have become the holder (or holders) of record of such Warrant Shares on such date.

(b)

As promptly as practicable after the Exercise Date and, in any event, within ten (10) Business Days of the Exercise Date, the Company will cause to be delivered to the person in whose name the Warrant Shares so subscribed for are to be registered as specified in the Subscription Form, and courier to such person at its respective address specified in the Subscription Form, a certificate for the appropriate number of fully paid and non-assessable Warrant Shares, which will not exceed that number which the Holder is entitled to purchase pursuant to the Warrant Certificate surrendered.

4.3

Subscription for Less Than Entitlement

The Holder may subscribe for and purchase a number of Warrant Shares less than the number which the Holder is entitled to purchase pursuant to the surrendered Warrant Certificate.  In the event of any purchase of a number of Warrant Shares less than the number which can be purchased pursuant to the Warrant Certificate, the Holder, upon exercise thereof, will be entitled to receive a new Warrant Certificate in respect of the balance of the Warrant Shares which the Holder was entitled to purchase pursuant to the surrendered Warrant Certificate and which were not then purchased.

4.4

Warrants for Fractions of Warrant Shares

If, on exercise or partial exercise of any Warrant, the Holder is entitled to receive a fraction of a Warrant Share, such Warrant may be exercised in respect of such fraction only in combination with another Warrant or Warrants which, in the aggregate, entitle the Holder to receive a whole Warrant Share.

4.5

Expiration of Warrants

The Holder agrees that, after the Time of Expiry, all rights under the Warrant Certificate and these Terms and Conditions will wholly cease and terminate and the Warrants will be void and of no further force and effect.

4.6

Adjustment of Exercise Price

(a)

The Exercise Price and the number of Warrant Shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event of and in the manner following:

(i)

if and whenever the Shares at any time outstanding are subdivided into a greater, or consolidated into a lesser, number of Shares, the Exercise Price will be decreased or increased proportionately as the case may be. Upon any such subdivision or consolidation, the number of Warrant Shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be; and

(ii)

in the case of any capital reorganization or of any reclassification of the capital of the Company, or in the case of the consolidation, merger or amalgamation of the Company with or into any other company (in any case, a “Reorganization”), each Warrant will, after such Reorganization, be deemed to confer the right to purchase the number of Warrant Shares or other securities of the Company (or of the company resulting from such Reorganization) which the Holder would have been entitled to upon the Reorganization if the Holder had been a shareholder of the Company at the time of such Reorganization.

(b)

In the case of any Reorganization, appropriate adjustments will be made in the application of the provisions of this Section 4.6 relating to the rights and interest thereafter of the Holder so that the provisions of this Section 4.6 will be made applicable as nearly as reasonably possible to any Warrant Shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

(c)

The subdivision or consolidation of Shares at any time outstanding into a greater or lesser number of Shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this Section 4.6.

(d)

The adjustments provided for in this Section 4.6 are cumulative and will become effective immediately after the applicable record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.7

Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.6, such questions will be conclusively determined by the independent firm of accountants duly appointed as auditors of the Company, or, if they decline to so act, by any other firm of certified public accountants registered with the Public Company Accounting Oversight Board that the Company may designate and who will have access to all appropriate records, and such determination will be binding upon the Company and the Holder.

5.

WAIVER OF CERTAIN RIGHTS

The Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter in any jurisdiction against any past, present or future incorporator, shareholder, director or officer of the Company for the issue of Warrant Shares pursuant to the exercise of any Warrant, or on any covenant, agreement, representation or warranty by the Company herein contained or contained in the Warrant Certificate.

6.

MODIFICATION OF TERMS AND CONDITIONS FOR CERTAIN PURPOSES

From time to time, the Company may, subject to the provisions herein, modify the Terms and Conditions for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions.

7.

TIME OF ESSENCE

Time will be of the essence hereof.

8.

SUCCESSORS

This Warrant Certificate will enure to the benefit of, and will be binding upon, the Company and its successors.

9.

WARRANTS NOT TRANSFERABLE

None of the Warrants, nor any rights attached to any of them, are transferable.

APPENDIX B

SUBSCRIPTION FORM

TO:

Revenue.com Corporation

4213 Manitou Way

Madison, Wisconsin, USA 53711

The undersigned holder of the within Warrant Certificate (the “Holder”) hereby subscribes for _____ shares of common stock (each, a “Share”) in the capital of Revenue.com Corporation of (the “Company) pursuant to the within Warrant Certificate at the purchase price of $0.125 per Share on the Terms and Conditions of the within Warrant Certificate. This subscription is accompanied by a certified cheque or bank draft payable to the Company for the whole amount of the purchase price of the Shares. The Holder represents that, at the time of exercise of the Warrants, all of the representations and warranties contained in the Subscription Agreement between the Company and the Holder pursuant to which these Warrants were issued are true and accurate.

The Holder hereby directs that the Shares hereby subscribed for be registered and delivered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print the full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this _____ day of ______________________, 20___.

In the presence of:

_______________________

_______________________

Signature of Witness

Signature of Warrant Holder

Please print below your name and address in full.

_______________________

Name (Mr./Mrs./Miss)

_______________________

Address

_______________________

_______________________

LEGENDS

The certificates representing the Shares acquired on the exercise of the Warrants will bear the following legends, if and as applicable:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE AND FOREIGN SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THIS SECURITY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

INSTRUCTIONS FOR SUBSCRIPTION FORM

The signature to the Subscription Form must correspond in every particular with the name written upon the face of the Warrant Certificate without alteration or enlargement or any change whatever.  If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant Certificate and the Subscription Form are being sent by mail, they must be sent by registered mail.